UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2025

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2025, MetLife, Inc. (the “Company”) announced the appointment of Adrienne O’Neill as Executive Vice President and Chief Accounting Officer, effective September 2, 2025. A copy of the Company’s news release announcing Ms. O’Neill’s appointment is included in this report as Exhibit 99.1.

Ms. O’Neill, age 44, has served as Chief Financial Officer, Asia Segment, of Manulife Financial Corporation (“Manulife”), a global life insurance company and international financial services provider, since February 2025. Previously, she served as Manulife’s Global Controller and Group Chief Accounting Officer from July 2021 to February 2025, and as its Global Head of Investor Relations from September 2018 to June 2021. Since joining Manulife in 2007, Ms. O’Neill has also held various positions in its Global Wealth and Asset Management segment, General Account Investments, and its Canadian segment.

Ms. O’Neill’s annual base salary will be $525,000 and, for each full year of employment, she will be considered for a discretionary incentive award (with any awards for 2025 to be pro-rated based on the number of months she works for the Company) in accordance with the incentive compensation plans as described in the Company’s definitive proxy statement for the 2025 annual meeting of shareholders, filed with the U.S. Securities and Exchange Commission on April 29, 2025. Ms. O’Neill will also be eligible to receive certain sign-on cash payments, as well as certain sign-on stock-based long-term incentive awards with an aggregate grant date value of $1,950,000, which are intended to replace compensation forfeited from her current employer and assist with her transition.

There is no arrangement or understanding between Ms. O’Neill and any other person pursuant to which Ms. O’Neill was selected for this role. Ms. O’Neill has no family relationships with any of the Company’s current directors or executive officers.

The Company’s current interim Chief Accounting Officer, Toby Srihiran Brown, will vacate that role when Ms. O’Neill’s employment begins and will continue his role as Executive Vice President and Global Head of Reinsurance of the Company.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc. dated July 30, 2025, announcing that its Board of Directors appointed Adrienne O’Neill Executive Vice President and Chief Accounting Officer.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary

Date: July 30, 2025